UBS 44th Annual Global Media and Communications Conference December 6, 2016

(Video)

DISCLAIMER This presentation contains confidential information regarding Meredith Corporation (“Meredith” or the “Company”). This presentation constitutes “Business Information” under the Confidentiality Agreement the recipient signed and delivered to the Company and its use and retention are subject to the terms of such agreement. This presentation does not purport to contain all of the information that may be required to evaluate a potential transaction with the Company and any recipient hereof should conduct its own independent evaluation and due diligence investigation of the Company and the potential transaction. Nor shall this presentation be construed to indicate that there has been no change in the affairs of the Company since the date hereof or such other date as of which information is presented. Each recipient agrees that it will not copy, reproduce, disclose or distribute to others this presentation or the information contained herein, in whole or in part, at any time, without the prior written consent of the Company, except as expressly permitted in the Confidentiality Agreement. The recipient further agrees that it will cause its directors, officers, employees and representatives to use this presentation only for the purpose of evaluating its interest in a potential transaction with the Company and for no other purpose. Neither the Company nor any of its affiliates, employees or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information contained in this presentation or any other information (whether communicated in written or oral form) transmitted or made available to the recipient, and each of such persons expressly disclaims any and all liability relating to or resulting from the use of this presentation. The recipient is not entitled to rely on the accuracy or completeness of this presentation and is entitled to rely solely on only those particular representations and warranties, if any, which may be made by the Company in a definitive written agreement, when, as and if executed, and subject to such limitations and restrictions as may be specified therein. This presentation and management’s commentary relating thereto may contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company and its operations. Statements in this presentation that are forward-looking include, but are not limited to, the Company’s estimates of future revenues, profits and earnings per share. Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients or vendors; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, syndicated programming or other costs; changes in television network affiliation agreements; technological developments affecting products or methods of distribution; changes in government regulations affecting the Company’s industries; increases in interest rates; and the consequences of acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. 3

TODAY’S AGENDA  Meredith Overview  Key Facts About Meredith  Total Shareholder Return  Closing Remarks and Q&A 4

 National Media Group positioned for growth — Engaged and growing audience across media platforms — Advertising revenues poised to grow, driven by strong digital performance — Growing revenue from individual consumers  Local Media Group delivering excellent results — Strong network-affiliated stations in large, growing markets — Growth in advertising revenues; Record political revenue in first half of fiscal 2017 — Increasing retransmission contribution  Strong cash flows fueling 3-pronged TSR strategy 1. Acquisitions and investments in business 2. Dividend growth 3. Share buybacks  Meredith is delivering excellent Total Shareholder Returns KEY TAKEAWAYS FROM TODAY 5

REVENUE AND PROFIT ARE GROWING National Media Revenue: $1.1B EBITDA: $154M¹ Local Media Revenue: $622M EBITDA: $248M¹ $ in millions “Diversified” primarily represents Retransmission Consent Fees and Meredith Xcelerated Marketing Earnings per share is before Special Items $770 $324 $283 $1.38B $914 $385 $350 $1.65B 2012 Revenue 2016 Revenue Advertising Consumer Diversified 6 $2.50 $3.30 2012 EPS 2016 EPS

A STRONG START TO FISCAL 2017  Record advertising revenue, led by political dollars  Strong digital and improved print advertising performance  Retransmission continues to grow; Renewals in process  Rapid growth in consumer connection across media platforms  Strong growth in cash flow 7

TODAY’S AGENDA  Meredith Overview  Key Facts About Meredith  National Media Group  Local Media Group  Total Shareholder Return  Closing remarks and Q&A 8

NATIONAL MEDIA BRANDS HAVE LARGEST REACH TO WOMEN 9 100 Million Unduplicated Women home health + wellness homefamily lifestylefood

72% / 26M of millennial women 1 in 3 in print 1 in 2 digital STRONG REACH TO MILLENNIAL WOMEN Meredith reaches 10 KATRINA SCOTT AND KARENA DAWN TONE IT UP GIRLS BROOKE MAHAN, MEG RESNIKOFF AND ELLE WALKER WHAT’S UP MOMS

BETTER HOMES AND GARDENS MILLENNIAL REACH 11 Millennials make up 21% of Better Homes and Gardens audience 7.7 Million Millennial Readers Bigger Millennial audience than:

NATIONAL MEDIA GROUP STRATEGIES 12  Drive audience growth and engagement across platforms  Increase share of advertising revenues  Grow already profitable digital business  Increase revenue from individual consumers

TOTAL AUDIENCE IS GROWING Digital is adding to Meredith’s total audience, and is not cannibalizing print 50 75 100 125 150 175 200 2010 2011 2012 2013 2014 2015 2016 A u d ie n c e ( in m il li on s ) Print Digital + Mobile 40% of audience 60% of audience 13

MEREDITH LEADS WITH CONSUMERS AND ADVERTISERS 14 Food Home Health & Wellness Parenting Market Position #1 #1 #1 #1 Brands

MEREDITH GUARANTEES ADVERTISING PERFORMANCE With the Meredith Sales Guarantee, we became the first media company to measure and guarantee the incremental sales impact of advertising Positive Performance in 66 out of 66 campaigns 15 Average Magazine ROI of $7.17 for Every $1 Invested

MAGAZINE MEDIA family DIGITAL BUSINESS OPERATES AT SCALE 63M82M UNIQUE VISITORS FOLLOWERS 30% Q1-17 DIGITAL AD REVENUES 16

DIGITAL DRIVING GROWTH OF TOTAL ADVERTISING 0 100 200 300 400 500 600 2012 2016 $ in millions Fiscal years ended June 30 PrintDigital $492 $527 9% 26% $ $ 91% 74% 17 5-YEAR CAGR Digital: 30%

DIGITAL GROWTH DRIVERS 18 PREMIUM BRANDED CONTENT VIDEO FIRST-PARTY DATA MONETIZATION PLATFORMS NATIVE SHOPPER MARKETING 100M Name Database Direct Engagement Expert Analysis

VIDEO PRODUCTION & CONSUMPTION GAINING SCALE 19 350M VIDEO VIEWS PAST YEAR 13M VIEWS ON MEREDITH SITES MONTHLY 86M SOCIAL VIEWS MONTHLY

INCREASING REVENUE FROM INDIVIDUAL CONSUMERS Circulation: Brand licensing: E-Commerce:  Stable source of revenue  Auto-renewal has large upside  World’s No. 2 licensor  Renewed Walmart relationship  Newer, fast-growing revenue source  Turning inspiration to action 1. 2. 3. 20

TODAY’S AGENDA 21  Meredith Overview  Key Facts About Meredith  National Media Group  Local Media Group  Total Shareholder Return  Closing Remarks and Q&A

ATTRACTIVE STATIONS IN LARGE & GROWING MARKETS

Most Stations are Big 4 Affiliates and Ranked #1 or #2

DMA #1-50



HH in the DMA (M)
Avg Ad Rev / Station: $45M
3
2
1
0
2.4
0.7
Atlanta
Phoenix
St. Louis
Portland
Nashville
Hartford
Kansas City
Greenvlle
Las Vegas

DMA #51-100



0.5
Avg Ad Rev / Station: $19M
Mobile
Flint

Source: SNL Data

meredith

22

LOCAL MEDIA GROUP GROWTH STRATEGIES 23  Increase News Viewership  Grow Advertising Revenues  Scale Digital Video and Mobile  Increase Net Retransmission Contribution

9% CAGR LOCAL CONTENT CREATION EXPANDING Producing More Local News Strengthens Margins Over Time 700 24 CY06 CY11 CY16 300 400

LOCAL NEWS VIEWERSHIP DOMINATES CABLE October 2016 Sweep Household Total Reach Phoenix St. Louis 45% 18% 10% 6% KPHO KTVK CNN MSNBC CNBC FOX News 55% 17% 62% 16% 15% 10% 8% CNN FOX News MSNBC HLN KMOV 25

2009 2011 2013 2015 2017 $56 POLITICAL ADVERTISING SURPASSED EXPECTATIONS $35 $24 $39 $ in millions Fiscal years Presidential Election Mid-term Election (1st Half) $44 26 Original 2017 Guidance: $40-$50 Million

40% Atlanta Phoenix Kansas City Saginaw (CBS) Las Vegas Portland Greenville Mobile (FOX) Fiscal 2021 MVPD Renewal Schedule Affiliation Renewal Schedule Nashville (NBC) FAVORABLE RETRANSMISSION RENEWALS SCHEDULE Fiscal 2018 Fiscal 2019 Fiscal 2017 20% Fiscal 2020 40% St. Louis Hartford Springfield (CBS) Springfield (ABC) 40% of Meredith Subscriber Households Will be Renewed in FY2017 27

TODAY’S AGENDA  Meredith Overview  Key Facts About Meredith  Total Shareholder Return  Closing Remarks and Q&A 28

TOTAL SHAREHOLDER RETURN STRATEGY 1. Current annualized dividend of $1.98 per share • Yielding approximately 4% 2. $100 million share repurchase program • $78 million remaining 3. Ongoing strategic investments to scale business and build shareholder value 29

CASH GENERATION: 2007-2016 $252 $522 $707 $908 $1,132 $1,319 $1,548 $1,785 $2,019 $2,265 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 $ in millions, cumulative Cash generation is calculated as operating cash flow plus proceeds from common stock issued 30

BALANCED USE OF CASH: FY2007 TO FY2016 $ in millions Net of change in debt $2,020 $245 Cash Generation Cash Utilization $2,265 $2,265 $500 $570 Dividends $285 $910 Share repurchases Acquisitions Cap-ex Operating cash flows Stock options Reinvested in operations Returned to shareholders 55% 45% 31

STRONG TRACK RECORD OF INCREASING DIVIDENDS $0.74 $0.92 $1.63 2007 2010 2013 2016 $1.98 12% CAGR 32

FISCAL 2017 SECOND QUARTER OUTLOOK  Total company revenues up mid- to high-single digits  Local Media Group revenues up approximately 25 percent  National Media Group revenues down in the low-single digits Second Quarter: $1.18 - $1.23 Full Year: $3.50 - $3.80 Key Assumptions: Earnings per share: 33

TODAY’S AGENDA  Meredith Overview  Key Facts About Meredith  Total Shareholder Return  Closing Remarks and Q&A 34

STRONG INVESTMENT THESIS  Trusted national brands with an unrivaled female reach  Portfolio of highly rated television stations in large, fast-growing markets  Profitable and growing digital business  World’s 2nd largest brand licensor with very high margins Experienced management team with a proven record of operational excellence and shareholder value creation over time Strong and consistent cash flow generation, driven by: Commitment to delivering excellent Total Shareholder Returns: 1. 2. 3.  Dividend payer for 69 years; increases for 23 consecutive years  Active $100 million share buyback program  History of accretive strategic acquisitions 35 Well-positioned to continue industry consolidation4.

MEREDITH HAS A STRONG BALANCE SHEET FY 14 FY 15 FY 16 2.7% 2.5% 2.7% WEIGHTED AVG. INTEREST RATE FY 14 FY 15 FY 16 2.7X 2.5X 2.3X LEVERAGE RATIO $ in millions except leverage ratio 36 Significant ‘Dry Powder’ to Pursue Acquisitions

MEDIA IS RIPE TO CONSOLIDATE 37

MEREDITH IS PARTNER OF CHOICE Scale, Flexibility and Expertise Are Differentiators Local Brands Phoenix St. Louis Mobile Springfield National Brands 2014 2014 2014 2014 2012 2013 2014 2015 2016 38 Nearly $1 Billion Invested

UBS 44th Annual Global Media and Communications Conference December 6, 2016